Exhibit 10.28

    THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND, AMONG OTHER RESTRICTIONS, HAVE NOT BEEN REGISTERED UNDER THE
  UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL
                       REGISTERED UNDER THE ACT OR UNLESS
        NATIONAL PATENT DEVELOPMENT CORPORATION ("NPDC") HAS RECEIVED AN
          OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO NPDC AND
               ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.


                     NATIONAL PATENT DEVELOPMENT CORPORATION
                            6% Secured Note due 2009


No.__________                           Original Issue Date:  November 12, 2004


         NATIONAL PATENT DEVELOPMENT CORPORATION, a Delaware corporation ("NPDC"), for value received, hereby promises to pay to ______________________________, with an address at
_________________________________________, or registered assigns (the "Holder"), the principal amount of __________________________ Dollars ($______________) on
the Maturity Date (as defined below), and, subject to the terms and conditions hereof, to pay interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of 6% per annum from the date hereof until the Maturity Date. Accrued interest on the unpaid principal balance hereof shall be payable semi-annually on the 30th day of April and the 31st day of October in each year, commencing on April 30, 2005 (each such date and the Maturity Date being an "Interest Payment Date"). In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

1. Offering. This Note was issued by NPDC in an offering of $1,590,000 principal amount of 6% Secured Notes due 2009 (collectively, the "Notes") pursuant to the Note Purchase Agreement, dated November 12, 2004 (the "Purchase Agreement"), among NPDC, its wholly-owned subsidiary MXL Industries, Inc., a Delaware corporation ("MXL"), and the purchasers named therein. Capitalized terms used and not otherwise defined herein have the meanings as defined in the Purchase Agreement.

2.       Payments.

(a) Principal of, and any accrued and unpaid interest on, this Note shall be due and payable in full on October 31, 2009 (the "Maturity Date").

(b) Interest on this Note shall accrue from the most recent Interest Payment Date to which interest has been paid or, if no interest has



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         been paid on this Note, from the Original Issue Date, to, but excluding, the next Interest Payment Date, and, subject to the terms and conditions hereof, shall be payable in arrears on each Interest Payment Date.

(c) If any Interest Payment Date falls on a day that is not a Business Day (as defined below), the payment (of principal or interest or both) due on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of New York, New York.

(d) Payments of principal and interest on this Note to be made on any Interest Payment Date shall be made by check sent to the Holder of record of this Note on the Record Date (as defined below) relating to such Interest Payment Date. All payments will be delivered to the address set forth therefor on the note register described below, and will be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. For purposes of determining the holders of record entitled to receive payment on any Interest Payment Date, NPDC may fix a record date (the "Record Date"), which shall be not more than five Business Days prior to such Interest Payment Date. If NPDC does not otherwise establish a Record Date relating to any Interest Payment Date, the Record Date shall be the Business Day prior to such Interest Payment Date. Notwithstanding the foregoing, the Record Date relating to the Maturity Date shall be the Maturity Date.

(e) NPDC may, at its option, at any time and from time to time, prepay all or any part of the principal of and accrued interest on this Note, without payment of any premium or penalty.

(f) If MXL shall sell or otherwise dispose of all or any of the Shares (as defined below), NPDC shall cause MXL to distribute to NPDC the lesser of (i) the amount of proceeds of such sale or disposition (net of taxes and any amounts required to be paid by MXL to the Purchasers or their respective assignees pursuant to Section 1.4 of the Purchase Agreement) and (ii) the aggregate of the then outstanding principal of and accrued interest on all outstanding Notes. Upon receipt of such distribution from MXL, NPDC shall prepay, without payment of any premium or penalty, the then outstanding principal of and accrued interest on this Note in an amount equal to the Pro Rata Portion of such distribution. The "Pro Rata Portion" means a fraction, the numerator of which is the then outstanding principal of and accrued interest on this Note and the denominator of which is the aggregate of the then outstanding principal of and accrued interest on all outstanding Notes.

(g) If GP Strategies Corporation ("GP") shall receive any proceeds from the Claim and, out of such proceeds, make a capital contribution to NPDC, NPDC shall, upon receipt of such capital contribution, prepay, without payment of any premium or penalty, the outstanding principal of and accrued interest on this Note in an amount equal to the lesser of (i) the Pro Rata Portion of such capital contribution and (ii) the then outstanding principal of and accrued interest on this Note. The "Claim" means GP's pending claims against MCI Communications Corporation, Electronic Data Systems Corporation and the Systemhouse subsidiaries MCI Communications Corporation sold to Electronic Data Systems Corporation.



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(h)      All payments on this Note shall be applied first to accrued interest hereon and the balance to the payment of principal hereof.

(i) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever. NPDC hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.

3. Security. This Note is secured by the Pledge Agreement, dated the Original Issue Date, executed by MXL for the benefit of the holders of the Notes, pursuant to which MXL has pledged to the holders of the Notes all of the shares of capital stock, including 2,068,966 Series B Convertible Preferred Shares (the "Shares"), of Valera Pharmaceuticals, Inc. ("Valera") held by MXL.

4. Forced Sale. If this Note remains outstanding on December 31, 2005 and MXL owns Shares on such date, the holders of Notes constituting a majority of the then outstanding principal of and accrued interest on all outstanding Notes may, by written notice to NPDC, require NPDC to cause MXL to take reasonable efforts to sell as promptly as practicable such number of Shares as may be necessary to prepay all of the Notes in full (or, if a sale of all of the Shares shall not be sufficient to prepay all of the Notes, all of the Shares).

5. Events of Default. The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

(a) A default in the payment of the principal on this Note, when and as the same shall become due and payable, which default shall continue for a period of five Business Days after the date fixed for the making of such principal payment.

(b) A default in the payment of any interest on this Note, when and as the same shall become due and payable, which default shall continue for a period of 30 Business Days after the date fixed for the making of such interest payment.

(c) A failure to perform or observe any material covenant or agreement contained in the Purchase Agreement or this Note within 30 Business Days after the giving of notice by the Holder of such failure (or, if such failure is not capable of being remedied within such period, for such longer period as it is reasonably necessary to effect a remedy so long as NPDC continues to diligently pursue remedy of such failure).

(d)      The occurrence of a default by MXL under the Pledge.

(e) The entry of a decree or order by a court having jurisdiction adjudging NPDC a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of NPDC, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree


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         or order unstayed and in effect for a period of 60 consecutive days; or
         the commencement by NPDC of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestration or similar official of NPDC or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by NPDC in furtherance of any such action.

6.       Remedies Upon Default.

(a) Upon the occurrence, and during the continuance, of an Event of Default specified in Section 5(a), (b), (c), or (d), the Holder of this Note may declare all or any part of the unpaid principal amount of this Note, and all interest accrued and unpaid thereon, to be immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by NPDC.

(b) Upon the occurrence of an Event of Default specified in Section 5(e), all of the principal amount then outstanding of, and all interest accrued and unpaid on, the Notes shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by NPDC.

(c) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of NPDC.

7.       Registration and Transfer.

(a) NPDC shall maintain books for the registration and transfer of the Notes.

(b) Prior to due presentment for registration of transfer of this Note, NPDC may deem and treat the registered Holder as the absolute owner thereof. NPDC shall be entitled to treat the registered holder of any Note on the note register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Note on the part of any other person, and shall not be liable for any registration or transfer of the Notes which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced.

(c) This Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Without limiting the foregoing, the Holder shall not make any disposition of this Note unless:

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(i)      Each transferee is an affiliate or family member of the initial Holder;
         and

(ii) (A) each transferee has agreed in writing to be bound by the terms of this Note and the Purchase Agreement, (B) the Holder shall have notified NPDC of the proposed disposition and shall have furnished NPDC with a detailed statement of the circumstances surrounding the proposed disposition, and (C) the Holder shall have furnished NPDC with an opinion of counsel, which counsel and opinion are reasonably satisfactory to NPDC, that such disposition will not require registration of this Note under the Securities Act.

(d) Each Note shall be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under other applicable securities laws):

                  THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND, AMONG OTHER RESTRICTIONS, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS NATIONAL PATENT DEVELOPMENT CORPORATION ("NPDC") HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO NPDC AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

(e) NPDC shall register upon its books any permitted transfer of this Note, upon surrender of same to NPDC with a written instrument of transfer, in the form attached as Exhibit A, duly executed by the registered Holder or by a duly authorized attorney thereof and (unless being transferred to NPDC) by the transferee or by a duly authorized attorney thereof, together with such other documents as may be required for such transfer as provided above. Upon any such registration of transfer, new Note(s) shall be issued to the transferee(s) and the surrendered Note shall be canceled by NPDC. This Note may also be exchanged, at the option of the Holder, for new Notes representing in the aggregate the principal amount of this Note then outstanding.

(f) Upon receipt by NPDC of reasonable evidence of the ownership of and the loss, theft, destruction, or mutilation of this Note and, in the case of loss, theft, or destruction, of indemnity reasonably satisfactory to NPDC, or, in the case of mutilation, upon surrender and cancellation of the mutilated Note, NPDC shall execute and deliver in lieu thereof a new Note representing the principal amount of such Note then outstanding.

8. Miscellaneous.

(a) This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law.

(b) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by Federal Express, Express


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Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to NPDC, at its address at 777 Westchester Avenue, Fourth Floor, White Plains, New York 10604, Attention: Chief Executive Officer, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section
8(b). Any notice shall be deemed given at the time of receipt thereof.

(c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

         IN WITNESS WHEREOF, NPDC has caused this Note to be executed and dated the day and year first above written.

                                      NATIONAL PATENT DEVELOPMENT CORPORATION


                                      By: ___________________________
                                          Name:
                                          Title:



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                                                                      EXHIBIT A



                               FORM OF ASSIGNMENT
 (To be executed by the registered holder if such holder desires to transfer the attached Note)

         FOR VALUE RECEIVED, ______________________ (the "Holder") hereby sells, assigns, and transfers unto

                     Name ________________________________

                     Address_______________________________

                     --------------------------------------

                     --------------------------------------

                     Social Security or Tax Identification Number

                     --------------------------------------

______ Notes, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _______________ attorney to transfer such Note on the books of National Patent Development Corporation ("NPDC"), with full power of substitution.

Dated: _________________

                                  ----------------------------------------------
                                  Name of Holder


                                  ----------------------------------------------
                                  Signature


                                  ----------------------------------------------
                                  If executed in a representative or
                                  fiduciary capacity, print name and
                                  title of individual executing this
                                  notice on behalf of the Holder.

                                  NOTE: The above signature should
                                  correspond exactly with the name on
                                  the first page of the attached Note.


                                  ----------------------------------------------
                                  Social Security or Tax Identification Number of Holder


                                  Address of Holder:

                                  ----------------------------------------------

                                  ----------------------------------------------


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         The undersigned transferee, by execution hereof, (i) represents and warrants to NPDC that (a) such transferee is family member or affiliate of the initial Holder, (b) the undersigned is acquiring the Note, and will acquire any shares of NPDC Common Stock (as defined in the Note) issued in payment of any interest thereon, for investment and without a view to a distribution other than pursuant to a registration statement under the Securities Act of 1933, as amended, and applicable state securities laws, or an exemption therefrom, and
(c) the name, address, and social security or tax identification number of the undersigned is as set forth above, and (ii) agrees to be bound by the terms of the Note and the Purchase Agreement (as defined in the Note).

Dated: _________________

                                            ------------------------------------
                                            Name of Transferee


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            If executed in a representative or
                                            fiduciary capacity, print name and
                                            title of individual executing this
                                            notice on behalf of the transferee.

                                            NOTE: The above signature should
                                            correspond exactly with the name set
                                            forth above.


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